EXHIBIT 10.08




THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.


                          COMMON STOCK PURCHASE WARRANT

                            WARRANT NUMBER: MACC- 001

               FOUR HUNDRED SIXTY-SEVEN THOUSAND (467,000) SHARES

                     MORTGAGE ASSISTANCE CENTER CORPORATION

         1. Issuance. This Warrant is issued to Michael Caolo Jr., a resident of Irving, Texas, ("Caolo") by Mortgage Assistance Center Corporation, a Florida corporation with its corporate offices at 2614 Main Street, Dallas, Texas 75226 (hereinafter with its successors called the "Company").

         2. Purchase Price; Number of Shares. Subject to the terms and conditions hereinafter set forth, Caolo, as the initial registered holder of this Warrant, commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto (the "Subscription Form") duly executed, at the office of the Company or such other office as the Company shall notify Caolo of in writing, to purchase from the Company at the price of $0.39 per share (the "Purchase Price") FOUR HUNDRED SIXTY-SEVEN THOUSAND (467,000) SHARES (the "Warrant Shares") of common stock, $0.001 par value, of the Company (the "Common Stock") (the "Warrant Shares"). This Warrant is fully vested.

         3. Payment of Purchase Price.

         (a) Method of Exercise. Subject to the provisions of this Warrant, Caolo may exercise this Warrant in whole or in part at any time and from time to time on and after the issuance hereof upon surrender of the Warrant, together with delivery of the duly executed Subscription Form (which may be by fax), to the Company during normal business hours on any business day at the Company's principal executive offices, and upon payment to the Company of the Exercise Price for the Warrant Shares specified in the Subscription Form. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Subscription Notice, shall be delivered to Caolo within a reasonable time, not exceeding five (5) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by Caolo and shall be registered in the name of Caolo or such other name as shall be designated by Caolo. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall at its expense, at the time of delivery of such certificates, deliver to Caolo a new Warrant representing the percentage of shares with respect to which this Warrant shall not then have been exercised.




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         (b) Method of Payment. The Purchase Price may be paid in cash, by check or wire transfer in immediately available funds, or by cashless exercise as provided in 3(b) below.

         (c) Cashless Exercise. Notwithstanding anything to the contrary contained in Section 3, Caolo shall have the right to pay the aggregate Exercise Price by "Cashless Exercise". To effect a Cashless Exercise, Caolo shall submit to the Company on the Subscription Form written notice of the Caolo's intention to do so, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof. In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, Caolo shall surrender this Warrant for that number of Warrant Shares of Common Stock determined by multiplying the number of Warrant Shares to which he would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Fair Market Value per share of the Common Stock and the applicable Exercise Price, and the denominator of which shall be the then current Fair Market Value per share of the Common Stock. For this purpose, the "Fair Market Value" of the Common Stock shall be the average of the closing sale prices of the Common Stock as reported by the Principal Market for the ten (10) trailing average price of the Company's Common Stock for the period immediately preceding the Exercise Date, or, if at the time of exercise there is no public market, as determined in good faith by the Company's Board of Directors

         4. Partial Exercise. This Warrant may be exercised in part, and Caolo shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

         5. Issuance Date. The person or persons in whose name or names any certificate representing shares of Common Stock is issued hereunder shall be deemed to have become holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.

         6. Expiration Date. This Warrant shall expire at the close of business on November 30, 2011, and shall be void thereafter.

         7. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit the exercise of this Warrant in full. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

         8. Adjustment of Number of Shares; Exercise Price; Nature of Securities Issuable Upon Exercise of Warrants.



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         (a) Exercise Price; Adjustment of Number of Shares. The Exercise Price
and the number of shares purchasable hereunder shall be subject to adjustment from time to time as hereinafter provided.

         (b) Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another entity, or the sale of all or substantially all of the Company's assets to another person or entity (collectively referred to as a "Transaction") shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or assets with respect to or in exchange for Common Stock, then, as a condition of such Transaction, reasonable, lawful and adequate provisions shall be made whereby Caolo shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant, upon exercise of this Warrant and in lieu of the Warrant Shares immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such number, amount and like kind of shares of stock, securities, cash or assets as may be issued or payable pursuant to the terms of the Transaction with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby as if such shares were outstanding immediately prior to the Transaction, and in any such case appropriate provision shall be made with respect to the rights and interest of Caolo to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of Warrant Shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be practicable, in relation to any shares of stock or securities thereafter deliverable upon the exercise hereof.

         (c) Stock Splits, Stock Dividends and Reverse Stock Splits. If at any time the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, or shall declare and pay any stock dividend with respect to its outstanding stock that has the effect of increasing the number of outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision or stock dividend shall be proportionately reduced and the number of Warrant Shares purchasable pursuant to this Warrant immediately prior to such subdivision or stock dividend shall be proportionately increased, and conversely, in case at any time the Company shall combine its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such combination shall be proportionately reduced.

         (d) Dissolution, Liquidation or Wind-Up. In case the Company shall, at any time prior to the exercise of this Warrant, dissolve, liquidate or wind up its affairs, Caolo shall be entitled, upon the exercise of this Warrant, to receive, in lieu of the Warrant Shares which Caolo would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to Caolo upon any such dissolution, liquidation or winding up with respect to such Warrant Shares, had Caolo been the holder of record of the Warrant Shares receivable upon the exercise of this Warrant on the record date for the determination of those persons entitled to receive any such liquidating distribution.




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         (e) Accountant's Certificate. In each case of an adjustment in the
Exercise Price, number of Warrant Shares or other stock, securities or property receivable upon the exercise of this Warrant, the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (i) the number of shares of Common Stock of each class outstanding or deemed to be outstanding,
(ii) the adjusted Exercise Price and (iii) the number of Warrant Shares issuable upon exercise of this Warrant. The Company will forthwith mail a copy of each such certificate to Caolo. In the event that Caolo disputes such adjustment, Caolo shall be entitled to select an independent certified public accountant firm of national standing and paid for equally by the Company and Caolo to certify such adjustment and the Company and Caolo shall use their good faith best efforts to agree on such adjustment based on the report of the accounting firm. In the event that the Company and Caolo are still unable to reach agreement as to such adjustment, the Company and Caolo agree to submit such determination to binding arbitration. Upon determination of such adjustment, the Company's Board of Directors shall forthwith make the adjustments described therein.

         9. Fractional Shares. In no event shall any fractional share of Common Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, Caolo would, except as provided in this Section 9, be entitled to receive a fractional share of Common Stock, then the Company shall issue the next higher number of full shares of Common Stock, issuing a full share with respect to such fractional share.

         10. Notices of Record Date, Etc. In the event of:

         (a) any taking by the Company of a record of holders of any class of securities for the purpose of determining holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

         (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets, or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to Caolo a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which any such reclassification, reorganization, consolidation, merger, sale or conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which Holders of record in respect of such event are to be determined. Such notice shall be mailed at least 20 days prior to the date specified in such notice on which any such action is to be taken.



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         11. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and Caolo.

         12. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Texas.

         13. Successors and Assigns. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of Caolo's successors, legal representatives and permitted assigns.

         14. Business Days. If the last or appointed day for the taking of any action required or the expiration of any right granted herein shall be a Saturday or Sunday or a legal holiday, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

         15 Replacement of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of an agreement of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in the name of Caolo, in lieu of such lost, stolen, destroyed or mutilated Warrant. This Warrant shall be promptly canceled by the Company upon the surrender of this Warrant in connection with any exchange or replacement.


         16. Piggy-Back Registration Right. If the Company decides at any time to register any of the Company's securities either for the Company's own account, other than a registration relating solely to employee benefit plans, the offer and sale of debt securities, or a corporate reorganization or other transaction on Form S-4 (or any successor form), then the Company will (i) promptly give to each Holder written notice thereof, and (ii) use its best efforts to include in such registration (and any related qualification under blue sky securities laws or other compliance), and include in any underwriting involved therein, all the Warrant Shares specified in a written request or requests made by Caolo and received by the Company within thirty (30) days after written notice is delivered by the Company. If the registration for which the Company gives notice is for a registered public offering involving an underwriting, then the Company will so advise Caolo. In such event, Caolo's right to registration pursuant to this Section 16 will be conditioned upon Caolo enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. Notwithstanding the foregoing, if the underwriters' representative advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, then the underwriters' representative may (subject to the limitations set forth below) limit the number of Warrant Shares to be included in, the registration and underwriting.

                           [SIGNATURE PAGE TO FOLLOW]



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Original Issue Date: November 30, 2006

MORTGAGE ASSISTANCE CENTER CORPORATION


By: ____________________________

Name:___________________________

Title: _________________________

























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SUBSCRIPTION FORM


To:____________________      Date:_________________________

     The undersigned hereby subscribes for __________ shares of Common Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

                             ______________________________
                             Signature

                             ______________________________
                             Name for Registration

                             ______________________________
                             Mailing Address

                                   ASSIGNMENT

         For value received ____________________________ hereby sells, assigns and transfers unto____________________________________________________________,
                   Please print name and address of Assignee

the within Warrant, and does hereby irrevocably constitute and appoint ___________ his attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.


BY:_________________________________   DATED: ______________________

In the Presence of:

______________________________